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                      Securities and Exchange Commission
                            Washington, D.C. 20549




                                  FORM 8-K/A




                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934




               Date of Report (Date of earliest event reported):
                               February 28, 2000




                                MGM GRAND, INC.
                        -------------------------------
              (Exact Name of Registrant as specified in Charter)


      Delaware                   0-16760                  88-0215232
---------------------        ---------------          ------------------
   (State or other             (Commission               (IRS Employer
   jurisdiction of             File Number)              Identification
    incorporation)                                          Number)



   3799 Las Vegas Blvd. South Las Vegas, Nevada             89109
--------------------------------------------------       ------------
    (Address of principal executive offices)              (Zip Code)


                               (702) 891-3333
               -------------------------------------------------
             (Registrant's telephone number, including area code)



         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5. Other Events

    On February 28, 2000, MGM Grand, Inc. delivered the letter attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (a) - (b) Not applicable.

         (c)   Exhibits.

               Exhibit 99-Letter, dated February 28, 2000, from MGM Grand, Inc. to Mirage Resorts, Incorporated.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MGM GRAND, INC.


February 28, 2000                                By /s/ SCOTT LANGSNER
                                                   --------------------------
                                                    Scott Langsner
                                                    Secretary/Treasurer